SCHEDULE A
                         AMENDED AS OF AUGUST 13, 2013
                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

------------------------------------------------------------------------------------------------------------------------------------
NAME OF FUND                     SHARE CLASS                     MAXIMUM                 INITIAL END DATE
                                                                 ANNUAL
                                                                 OPERATING
                                                                 EXPENSE LIMIT
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Opportunity              Investor Class Shares           1.20%                   September 1, 2011
Fund
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Opportunity              Institutional Class             0.95%                   September 1, 2011
Fund                             Shares
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund           Investor Class Shares           1.30%                   September 1, 2011
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund           Institutional Class             1.05%                   September 1, 2011
                                 Shares
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Aggressive               Investor Class Shares           1.35%                   September 1, 2011
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Aggressive               Institutional Class             1.10%                   September 1, 2011
Value Fund                       Shares
------------------------------------------------------------------------------------------------------------------------------------
Cambiar International            Investor Class Shares           1.20%                   September 1, 2013
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Cambiar International            Institutional Class             0.95%                   September 1, 2013
Equity Fund                      Shares
------------------------------------------------------------------------------------------------------------------------------------
Cambiar SMID Fund                Investor Class Shares           1.35%                   September 1, 2012
------------------------------------------------------------------------------------------------------------------------------------
Cambiar Global Select            Investor Class Shares           1.30%                   September 1, 2012
Fund
------------------------------------------------------------------------------------------------------------------------------------
